EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

                         CONSENT OF INDEPENDENT AUDITORS

      I consent to the use of this Registration Statement on Form SB-2 of Medical Staffing Solutions, Inc. of my report dated March 11, 2004, appearing in the Prospectus, which is part of this Registration Statement.

                                          By: Bagell Josephs & Company, L.L.C.
                                              -----------------------------
                                              Bagell Josephs & Company, L.L.C.

Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey
April 29, 2004